Execution Version

OMNIBUS AMENDMENT No. 4

          THIS OMNIBUS AMENDMENT NO. 4, dated as of June 30, 2009 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and the Required Purchasers (defined below) and relates to the following transaction documents (the “Transaction Documents”): (1) the Custodial Agreement, dated as of May 1, 2006, by and among, BXG Timeshare Trust I (the “Issuer”), Bluegreen Timeshare Finance Corporation I (the “Depositor”), Bluegreen Corporation (“Bluegreen”) as servicer (the “Servicer”), Concord Servicing Corporation (the “Backup Servicer”), U.S. Bank National Association as Custodian (the “Custodian”) and as Indenture Trustee (the “Indenture Trustee”) and Branch Banking and Trust Company (the “Agent”), as amended by that certain Omnibus Amendment, dated as of March 1, 2008 (“Amendment No. 1”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 2, dated as of May 22, 2009 (“Amendment No. 2”), by and among the parties named therein, and as further amended by that certain Omnibus Amendment No. 3, dated as of June 25, 2009, by and among the parties named therein (“Amendment No. 3” and together with Amendment No. 1 and Amendment No. 2, the “Prior Omnibus Amendments”) (the “Custodial Agreement”), (2) the Backup Servicing Agreement, dated as of May 1, 2006, by and among the Backup Servicer, the Agent, the Servicer, the Issuer, the Indenture Trustee and the Depositor (as amended by the Prior Omnibus Amendments, the “Backup Servicing Agreement”), (3) the Sale Agreement, dated as of May 1, 2006, by and between the Issuer and the Depositor (as amended by the Prior Omnibus Amendments, the “Sale Agreement”), (4) the Purchase and Contribution Agreement, dated as of May 1, 2006, by and between Bluegreen and the Depositor (as amended by the Prior Omnibus Amendments, the “Purchase Agreement”), (5) the Remarketing Agreement, dated as of May 1, 2006, by and among the Issuer, the Indenture Trustee, Bluegreen, as servicer, and Bluegreen, as remarketing agent (as amended by the Prior Omnibus Amendments, the “Remarketing Agreement”), (6) the Administration Agreement, dated as of May 1, 2006, by and among, Bluegreen, the Issuer, the Indenture Trustee and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”, and together with Bluegreen, the Agent, the Depositor, the Issuer, the Backup Servicer, the Custodian and the Indenture Trustee, the “Transaction Parties”) (as amended by the Prior Omnibus Amendments, the “Administration Agreement”) and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

          WHEREAS, the Transaction Parties desire to incorporate the amended and restated standard definitions attached hereto as Exhibit A (the “Second Amended and Restated Standard Definitions”) into each of the Transaction Documents.

          WHEREAS, Branch Banking and Trust, as Agent and nominee on behalf of the Purchasers (as defined in Exhibit A attached hereto), is the sole registered Noteholder (as defined in Exhibit A attached hereto) under the Indenture (as defined in Exhibit A attached hereto).

NYCDMS/1127706.3

Execution Version

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01	References in all Transaction Documents

The Transaction Parties agree that any reference to the Standard Definitions in each of the Transaction Documents shall now refer to the Second Amended and Restated Standard Definitions.

Section 2.01.	Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.02.	Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.03.	Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.04.	Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.05.	Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

NYCDMS/1127706.3

Execution Version

Section 2.06. Direction to the Owner Trustee.

By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature pages follow]

NYCDMS/1127706.3

Execution Version

            IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BLUEGREEN CORPORATION

By:_______________________________
Name:
Title:

BLUEGREEN TIMESHARE FINANCE
CORPORATION I

By:_______________________________
Name:
Title:

BXG TIMESHARE TRUST I,

By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:	_______________________________
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	_______________________________
Name:
Title:

CONCORD SERVICING CORPORATION

By:_______________________________
Name:
Title:

NYCDMS/1127706.3

Execution Version

U.S. BANK NATIONAL ASSOCIATION

By:_______________________________
Name:
Title:

BRANCH BANKING AND TRUST COMPANY

By:_______________________________
Name:
Title:

NYCDMS/1127706.3